UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2009

Highlights

• Small-cap stocks rebounded from their March lows to end with strong gains for the year.

• The fund posted a sizable return that outpaced the Russell 2000 Index for the year ended December 31, 2009.

• The fund benefited from good stock selection in information technology, consumer discretionary, and financials.

• We believe the economy is likely to register a significant recovery in 2010, which should help drive equity prices higher.

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

Stock markets in 2009 were wild and highly volatile. As the year opened, we were still in the throes of 2008’s dramatic decline. The economy appeared to be in a free-fall, and investors—or better yet, traders—viciously liquidated stocks, culminating in a March plunge that took out the November 2008 market low and led many to abandon the equity markets. But out of such chaos, real opportunity arises. By year-end, stocks had recovered much of their bear market losses and finished with very strong annual gains. Those who kept their heads reaped unusually attractive market returns.

We are gratified to report that the Institutional Small-Cap Stock Fund rose sharply over the past year, besting the Russell 2000’s remarkable return by a wide margin. Our portfolio rose 26.31% in the second half, again well ahead of the Russell 2000. Our holdings in the information technology, consumer discretionary, and financials sectors were key to the fund’s strong performance relative to the Russell index.

As shown in the Performance Comparison table, the Russell 2000 Index of small-company stocks outpaced the S&P 500 Index of large-company stocks for the six months and the year. From the March 9 low, the Russell 2000 surged 84.5%, far surpassing the still-robust 67.8% return registered by the S&P 500.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Total return figures include changes in principal value, reinvested dividends, and capital gain distributions.

Contrarians were undoubtedly attracted to the many values that arose last spring. At its trough, the Russell 2000 traded as low as nine to 10 times earnings, levels well below historical averages. Early signs of a stabilizing economy encouraged others to begin taking risks, and, as the year progressed, it became clear that the “credit crunch” was running its course and the financial markets were on the mend. Volatility dropped, and bond yield spreads contracted. Risk-taking behavior gained momentum, and small-caps—in their traditional role—outperformed large-caps coming off the bottom. Thus 2009 was much more favorable to investors than most expected when the year began, and, despite the Russell 2000’s ugly start, the index turned in one of its better years since its inception in 1979.

Despite the dramatic recovery, we are not in the camp that believes stocks have risen too far too fast. Out of the depths of big market corrections, strong recoveries often occur. Though investors have returned to the bond markets, few funds have flowed into equities. As is typical, the market is very much climbing a wall of worry. More on this in our Outlook section.

Performance Review

As noted earlier, information technology was a major source of the fund’s relative outperformance. Sourcefire more than doubled on the back of two “beat and raise” quarters, to use Wall Street vernacular. This means the firm exceeded quarterly earnings estimates and raised guidance ahead of investor expectations. Sourcefire is a premier provider of security software, and its Snort application is the network backbone of choice for corporate and government agency security. A few well-publicized cyber attacks led to a renewed round of security spending, greatly benefiting this Maryland-based company. We were pleased with the performance of Veeco, which surged in the second half. Mike Sola, the fund’s technology analyst, significantly and wisely added to our holdings during the first half. Veeco provides process equipment and measurement tools for the semiconductor, light-emitting diode (LED), solar, and data-storage markets and saw huge orders in its LED market. (Stroll over to your local electronics store and check out the new backlit LED high-definition TVs and you’ll see why.) Another first-half addition was Omniture, which agreed to be acquired by Adobe during the half. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Many predicted the consumer’s demise a year ago and scratched their heads over the sector’s strong finish to 2008. Consumer discretionary stocks typically are the first to recover from a bear market. TRW was a stunning stock in 2009, quintupling for the year as the Cash for Clunkers program helped automakers. TRW managed to refinance its balance sheet in late 2009, putting to bed any worries over the firm’s financial stability. Another strong performer was boat manufacturer Brunswick, which also refinanced its balance sheet in a well-received high yield offering. Brunswick has slashed production and should benefit as the boat industry recovers from its worst downturn in modern history. J. Crew, the clothing retailer favored by the First Lady, also continued its rise on better sales results. The stock’s valuation became a bit rich, and we deemed it appropriate to trim our position.

We also added value in the financials sector. SL Green Realty, which owns 32 Class A office buildings in New York City, was an opportunistic purchase earlier in the year that quickly rewarded us. Once a large-cap real estate investment trust, SL Green plunged to the small-cap ranks when it did a distressed equity offering last year. Healing credit markets allowed the firm to shore up its balance sheet, and we were lucky to have had the opportunity to acquire this firm when it was down. A solid third-quarter earnings report confirmed our investment thesis.

We benefited from our decision to underweight health care stocks. Like many others, we decided not to prejudge the implications of Washington’s reform movement, preferring to opt for a better chance to determine the likely winners and losers. Incyte Pharmaceuticals performed very well after it announced positive drug trial results and a collaborative deal with Eli Lilly on its rheumatoid arthritis drug.

Our industrials and business services holdings did well as it became evident to investors that the economy was on the mend. Gardner Denver rose on better quarterly results and early signs of recovery in its natural gas equipment business. Executive search firm MPS Group surged in the second half after it agreed to be acquired by Adecco. Another key winner was Walter Energy, which owns some of the world’s highest-quality metallurgical coal reserves. It gained as global steel production rebounded from late depressed levels.

Fortunately, our two worst-performing sectors during the second half were two of the smallest-weighted groups in the index. We are certainly aware of the potential inflationary impact of both a synchronized global expansion and a fiscal bubble of easy money and aggressive government spending. Unfortunately, our overweight in materials didn’t enable us to outperform, and poor stock selection in the sector hurt us as well. A pause in the market’s enthusiasm for gold shares, despite the commodity’s continued rise, accounted for much of our underperformance. Franco Nevada and Lihir Gold rose but not nearly as much as the overall sector.

Other significant losers in the second half included Palm, Digital River, Synovus Financial, and ESCO Technologies. We have written extensively about Palm and the remarkable transformation occurring at the company under former Apple executive Jon Rubinstein. The Pre is a marvelous smartphone with stunning capabilities, but it has yet to realize its full potential given its limited distribution through Sprint. The firm announced a rollout to Verizon Wireless, which should give us our first real glimpse into its competitive positioning. The Pre was launched into a more crowded market in 2009, facing the Google phone and the similarly configured Motorola Droid, and fears that it might get lost in the noise led to a significant drop in Palm’s stock after the first half’s stunning rise. Despite this, the stock more than doubled for the year. Digital River fell as the firm announced the loss of Symantec, its largest customer. Digital River is the market leader in digital fulfillment and customer care, so the loss was quite unexpected and left the company with significant challenges and an outsized cost structure. We decided to reduce our position size accordingly.

Synovus Financial declined after the firm did a dilutive capital offering and reported greater-than-expected credit losses in the third quarter. Synovus has a great market position and big earnings power if the firm makes it through the downturn without further dilutive equity offerings. We are monitoring the situation closely and managing risk through very modest position sizing as we await further credit trends. Recent moves by the regulators to ease overly punitive loan risk assessments should help Synovus and other regional banks post better results in 2010. Finally, ESCO Technologies gave disappointing earnings guidance for 2010. It has become clear that competitor Silver Springs Networks’ software-based automated metering system has become the standard approach favored by large U.S. investor-owned utilities. ESCO has strong opportunities in the rest of the world, though, and recently won significant contracts in Brazil. We have hedged this position with an investment in Silver Springs Networks, however.

Portfolio Review

On the Buy Side
We find 2010 much more challenging than 2009, which played out as a textbook market recovery with many great companies trading at extraordinarily low valuations. The choices aren’t quite so clear this year; though, to be honest, opportunities are rarely as evident as those of a year ago. We find ourselves in a stock-picker’s market, which typically proves to provide a competitive edge to firms like T. Rowe Price that rely on in-house research and analysis. Areas that seem promising to us at the moment include energy, financials, and select investments in health care.

The Federal Reserve is walking a fine line as it seeks to maintain a monetary policy sufficiently stimulative to ensure recovery yet not so stimulative as to encourage future inflation—a tall order. Congress, as it is wont to do regardless of which party is in power, is showing little fiscal restraint, and once the spendfest starts, it’s tough to stop. A little inflation would certainly help ease the burden of our surging national debt, yet too much inflation destroys currency value and, soon thereafter, living standards.

Energy holdings present us with the attractive opportunity to win from both growing global demand and as an inflationary hedge. During the second half of 2009, we participated in the initial public offering of Cloud Peak Energy, which represents Rio Tinto’s coal assets in the Powder River Basin. We were intrigued by the opportunity to buy high-quality, low-cost Western coal assets in the small-cap arena, which is unusual given the appreciation that coal equities have had in recent years. We also added to our position in Key Energy Services, where we were very pleased to see T.M. Whichard III join the firm as CFO. We’ve known him since his days at BJ Services. Key Energy provides well services and pressure pumping and will be a beneficiary of rising energy prices. We believe Whichard will add value and financial discipline as CFO.

We also added Compass Minerals. Compass is the largest North American potassium sulfate, or specialty potash, producer and the continent’s largest salt producer (and the world’s third largest). The company has several unique low-cost assets including its Goderich salt mine (the largest in North America at about 20% of the market), its Great Salt Lake facility (one of the few places in the world where potassium sulfate occurs naturally), and its Winsford salt mine (the largest mine in the U.K. at 35% of the market). We thought that Compass was trading at an attractive free cash flow yield with a relatively low-risk profile.

Financials present perhaps the most intriguing potential in 2010. As the economy recovers, credit trends will improve and many banks now seen as possibly impaired should prove to be strong winners. Plus, many strong banks will have the opportunity to benefit from FDIC-assisted transactions to consolidate weaker competitors and build market share. One such opportunity was East West Bancorp. We initiated a position in the fourth quarter as management raised capital to fund the FDIC-assisted acquisition of one of its largest rivals, UCBH Holdings. The transaction will make East West the largest Chinese-American bank in the U.S. and the second-largest independent bank in California. The deal almost doubles the bank’s earning asset base, with minimal credit risk. As a result, we saw the valuation as extremely compelling at just above pro forma tangible book value and about five times our estimate of 2012 earnings per share. Other bank adds included Zions Bancorp, which has a valuable southwestern footprint and a sound management team with 4% insider ownership. Zions may need to raise additional capital, but the stock is a compelling long-term value even after baking in reasonable dilution scenarios.

Finally, we participated in several unique opportunities to benefit from the eventual recovery of commercial real estate. We believe that severe dislocations in the credit markets have created a promising environment for opportunistic investments related to distressed loans, including those related to real estate. Additionally, we expect that many of these opportunities may be sourced from financial institutions lending to the real estate sector. Colony Financial has extensive experience dealing with financial institutions and has real estate expertise that we believe positions this company well for taking advantage of such distressed opportunities. We bought Pebblebrook Hotel Trust because we consider the CEO, Jon Bortz, to be one of the best executives in lodging. We think he will create a lot of value for shareholders over the next several years due to his extensive industry knowledge, disciplined capital allocation, and unique and proven hotel operating strategy that he pursued at LaSalle Hotel Properties. In addition, the next one to two years should be a very good time to acquire hotel assets, and this should enable Bortz to assemble a high-quality portfolio at bottom-of-the-cycle prices ahead of what should be a robust and extended lodging recovery.

We also have begun adding to our exposure in the health care sector. As you might imagine, the pending health care reform has created significant uncertainty and thus opportunity. While it is early yet to declare winners and losers in the sector, we believe the hospital industry will benefit. Hospital fundamentals had improved given reduced capital spending by competitors and moderating labor costs because of the weakening economy. With this in mind, in the third quarter we initiated a position in Health Management. Health Management has a strong new CEO whose initiatives are showing early signs of success. We continued to add to this position in the fourth quarter as health care reform sparked volatility and near-term operating results created opportunities. In the medium term, Health Management should continue to benefit from new management’s initiatives along with a modestly more favorable industry backdrop. Longer term, hospitals are potentially the biggest beneficiaries of health care reform, and this is not reflected at current valuation levels, which remain toward the low end of the historical trading range.

The 2009 stimulus bill included significant funding for health care information technology (IT). We see Computer Programs & Systems as a beneficiary of this $30 billion opportunity. At 18 times our 2011 earnings estimate, the stock trades more than two multiple points cheaper than the rest of the health IT industry. However, CP&S owns a 25% share of the most underpenetrated market segment (hospitals with less than 100 beds) and has a significant revenue opportunity within its existing customer base. While health care reform rhetoric continues evolving, a singular constant remains the fervent desire to increase health care IT adoption. The hospital IT market is essentially doubling in the coming years. With its strong share and solid market position, CP&S should benefit.

We also increased our holdings in Regeneron Pharmaceutical, which has a deal with Sanofi-Aventis for research funding with minimal dilution. Funding has recently been extended to 2017, which should allow Regeneron to strengthen its product pipeline.

Within technology, our largest purchases were in the software industry, where growth prospects and valuations are relatively attractive. We found a good entry point with Constant Contact, which provides e-mail marketing software to small businesses on a subscription basis. We believe it is a well-run company with substantial growth opportunities. We also added to Cadence Design Systems, a provider of electronic design automation software and hardware. We believe this former market leader is poised for a turnaround and long-term outperformance as it enters an important contract renewal cycle over the next two years. We also added Epiq Systems, a provider of software to the legal profession, which we believe will benefit from the recent acceleration in multiyear bankruptcy filings, a recovery in e-discovery revenue, and rising short-term interest rates. The stock is viewed as countercyclical, but we expect it to work during a recovery as the company delivers above-consensus earnings momentum this year and next.

On the Sell Side
During the second half of 2009, we were net sellers of technology stocks, with a majority of the sales coming from the semiconductor and semiconductor equipment industry. Our goal was to reduce cyclical exposure and improve the growth profile of our technology holdings. While there is still significant cyclical improvement ahead for the semiconductor industry, margin leverage will be much more difficult in 2010 as the temporary expense cuts (forced vacations, plant shutdowns, reduced or eliminated profit sharing and 401(k) matching, etc.) imposed during the recession begin to return and to affect the income statements.

We also reduced positions in Veeco, mentioned earlier, and Cymer during the second half. Both companies are deep cyclical plays with strong competitive positions within their respective industries. Cymer manufactures lasers that are used in the production of semiconductors. Cymer’s stock still has significant headroom before reaching its previous peak, but sequential order improvement has definitely peaked. Much of Veeco’s recovery has come from the LED market. The adoption of LED technology in consumer devices is still in its infancy, but the equipment orders placed on Veeco in the last six months are likely above the forecasted market in 2011. Similar to the overbuild in solar process equipment, LED equipment orders are likely to experience significant sequential declines in 2010. While earnings may trend higher for both companies, Veeco’s EPS estimates for 2010 have increased six-fold since June 2009. It would certainly be difficult to argue that the cyclicality and growth potential of LED has not been recognized or at least more recognized than when we purchased shares in the first half of 2009.

In the consumer sector, we reduced our exposure to this traditionally early cycle group with significant reductions in Corinthian Colleges and Gymboree. We sold Corinthian Colleges because the company has benefited from the large increase in unemployment, and we feel earnings growth will slow meaningfully over the next 12 to 18 months. In addition, we are concerned about rising default rates on government loans for students. We trimmed Gymboree as we grew worried about rising valuations. Gymboree is a very strong children’s apparel retailer, but we are worried about competition because Old Navy, Wal-Mart, Target, and Kohl’s have all become more aggressive on pricing, making Gymboree vulnerable.

Merger and acquisition activity began to pick up in late 2009 with most targets in the small-cap arena. In addition to Omniture and MPS Group as noted previously, we eliminated our position in SPSS, which was acquired by IBM.

Outlook

Where do we go from here? In general, we are reasonably constructive on the equity markets for 2010. Having just finished one of the worst decades for equities ever, simple reversion to the mean suggests better performance. Moreover, despite a strong move by the equity markets, we see no sign of rampant bullishness by the investing public. Retail fund flows to bond funds are off the charts. Many pundits are crying that equities have surged too far too fast and the market’s wall of worry grows ever higher brick by brick. Yet it is important to realize that most major indices are still well below their 2007 highs. Moreover, at just nine to 10 months, this would be quite a short bull market run by historical standards.

While we are comfortable that we aren’t soon facing a double dip in the economy, we don’t see this as a year of huge relative upside for small-caps. First, valuations based on 12-month forward earnings remain at significant premiums versus large-cap stocks. Small-cap outperformance cycles typically begin when the sector is at a significant valuation discount relative to the S&P 500. Though valuations based on price-to-book and price-to-sales ratios look about average, ratios based on earnings are not supportive.

Small-cap cycles typically are powered by strong relative earnings growth. During the recent recession, small-cap earnings were very hard hit, falling at a much faster pace than those of their larger-cap counterparts. While small-caps will benefit from the emerging economic recovery in the U.S., robust growth in emerging markets will likely favor larger companies over small. According to data compiled by the Leuthold Group for the most recent reported third-quarter results, small stocks’ earnings declined at a pace slightly slower than those of larger companies. However, it appears that mega-cap earnings once again significantly beat small-caps. Thus, it is not at all clear that a new cycle of superior small-cap earnings growth awaits.

Finally, we are only three and a half years into a cycle of outperformance by large-caps. Cycles tend to last five to seven years on average. For the most recent 12-month period, the large-cap Russell 1000 Index outperformed the Russell 2000 Index.

While we wouldn’t be surprised to experience a mid-cycle market correction some time in the first half of 2010, we believe the indices for both small- and large-caps should end 2010 at higher levels. The economy will likely register a significant recovery in 2010, helping drive equity prices higher. Further, we have seen a resurgence of merger and acquisition activity in late 2009, with the majority of announced acquisition targets being small companies. We also believe credit markets will continue to heal, providing yet another tailwind for the equity markets. In short, while small-caps are unlikely to outperform large-caps, we believe they will participate in a rising market and perhaps post returns similar to those of large-caps.

As always, we thank you for your continued support. We were gratified to see the strong loyalty of our shareholder base during this downturn, and we trust we will continue to earn your confidence.

Respectfully submitted,

Greg A. McCrickard
Chairman of the fund’s Investment Advisory Committee

January 20, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets and dividing by the number of shares of common stock outstanding.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/ book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/ book value ratios and lower forecasted growth rates.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2009

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/09	Value 12/31/08
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$ 27	$ 11,021	$ 5,299
Totals			$ 27	$ 11,021	$ 5,299

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$11,021
Dividend income	27
Interest income	–
Investment income	$ 27
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2009
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $269,805)	$	321,719
Receivable for investment securities sold		446
Receivable for shares sold		408
Dividends and interest receivable		259
Other assets		28
Total assets		322,860
Liabilities		
Investment management fees payable		171
Payable for investment securities purchased		101
Payable for shares redeemed		10
Due to affiliates		6
Other liabilities		23
Total liabilities		311
NET ASSETS	**$**	**322,549**
Net Assets Consist of:		
Undistributed net investment income	$	327
Accumulated undistributed net realized loss		(35,634)
Net unrealized gain		51,914
Paid-in capital applicable to 30,106,932 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		305,942
NET ASSETS	**$**	**322,549**
NET ASSET VALUE PER SHARE	**$**	**10.71**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

Year Ended 12/31/09
Investment Income (Loss)		
Income		
Dividend	$	2,952
Interest		8
Total income		2,960
Expenses		
Investment management		1,644
Shareholder servicing		1
Prospectus and shareholder reports		42
Custody and accounting		150
Registration		33
Legal and audit		28
Directors		6
Miscellaneous		11
Total expenses		1,915
Net investment income		1,045
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(19,978)
Futures		(46)
Foreign currency transactions		(1)
Net realized loss		(20,025)
Change in net unrealized gain on securities		98,027
Net realized and unrealized gain		78,002
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**79,047**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2009

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $537,000 for the year ended December 31, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of December 31, 2009, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2009, the fund recognized $46,000 loss on equity derivatives, included in realized gain(loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $91,094,000 and $110,400,000, respectively, for the year ended December 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $4,582,000 in fiscal 2016, and $27,331,000 in fiscal 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $72,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

Tax Information (Unaudited) for the Tax Year Ended 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $297,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,628,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,628,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
(1944)	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
2009	Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990
(1940)	to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares (2002 to
2001	2007); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (1995 to present)
(1943)
1996

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
(1943)	Norfolk Southern (2008 to present); Director, Georgia Pacific (2004 to 2005)
2003

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner,
(1946)	Blackstone Real Estate Advisors, L.P. (1992 to present)
2001

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
(1957)	Sachs Group, Inc. (1984 to 2008)
2009

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [124]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [69]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company;
President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Investment Services, Inc., and
Vice President	T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010